Exhibit 99.2
Polaris Industries Inc. First Quarter 2009 Earnings Results April 16, 2009

Safe Harbor Today's presentation includes statements which should be considered forward-looking for the purposes of the private securities reform act of 1995. Additional information concerning these factors that may influence results can be found in our 2008 annual report and 2008 Form 10-K, which are on file with the SEC. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company. The Company must rely on information that its dealers supply concerning retail sales, and this information is subject to revision.

2008 2009 Sales 0.55 0.26 0 First Quarter 2009 Results Results in line with Company expectations Balance sheet remains strong Q1 EPS includes $0.18 per share impairment charge - KTM Investment 2008 2009 Sales 388.7 312 0 Diluted EPS $0.55 $0.26 -53% $388.7 $312.0 -20% Total Company Sales ($ in millions)

ORV Snow Victory PG&A Sales 388.7 339.6 338.3 324.8 312 312 49.1 1.3 13.5 12.8 Total Company Sales ($ in millions) $388.7 $-49.1 $-1.3 $-13.5 $-12.8 $312.0 Q1 2008 Total Company Q1 2009 Total Company First Quarter 2009 Sales % Change in Total Company Sales Geographic Sales United States Canada Other Foreign Countries Sales 240.2 35.8 36 0 Canada -25% $35.8 United States -17% $222.8 Int'l -28% $53.4 NOTE: ORV (Off-Road Vehicles) = ATV & SxS Combined Sales by Product line ORV Snowmobiles Victory PG&A Sales 218.4 6.2 16.6 74.1 0 ORV $215.5 -19% Snow $8.2 -13% PG&A $74.5 -15% Victory $13.8 -49% Product mix and price 16% Volume -31% Currency -5% -20%

First Quarter 2009 Earnings Gross profit margin percentage improved 180 basis points $9.0 million pre-tax, non-cash impairment charge taken KTM investment fair value reduced Operating income before financial services down 23% relatively proportionate to sales decline Financial Services income decreased $3.1 million (-41%) Net Income as a Percent of Sales Net Income 2008 2009 Sales 19.1 8.5 0 $19.1 $8.5 -56% 2008 Gross Margin Op Expense Financial Services Interest Expense KTM Impairment Income Taxes 2009 Sales 0.049 0.049 0.047 0.042 0.042 0.017 0.017 0.027 0.018 0.02 0.005 0.004 0.029 0.01 Gross Margin Op Expense Financial Services Interest Expense KTM Impairment Income Taxes/ Other 4.9% 2.7% 2008 2009

North American Retail Sales 0% North America retail sales for Polaris deteriorated further in Q1 as expected International also declined in Q1 Core ATV decline is greater than side-by-sides

North American Dealer Inventory Levels Receivable Balance - U.S. Dealers ($ in millions) North American Dealer Count Dealer Health Down 7% from Q1 2008 Down 8% from Q4 2008 Expected to decline further throughout 2009 MVP progressing well Down 2% from Q1 2008 Down 8% from Q4 2008 Losses remain well less than 1% Reduction in dealer count expected to be about 5% for full year 2009 U.S. Dealer repossessions: Q1 2009 13 dealers Q4 2008 20 dealers

Operational Excellence Full Year 2009 gross margin guidance = increase up to 130 bpts - unchanged Commodity cost significantly lower in 2009 Factory Inventory improving (down 12%) - expect to be lower year-over-year throughout 2009 Lean expansion continues Cost reduction/avoidance initiatives in place and gaining traction Q1 2008 Q1 2009 East 22.7 24.5 West North 22.7% 24.5% Gross Profit Margin Percentage Expansion Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Factory Inventory 218 279.3 278.4 268.3 222 245.6 Factory Inventory ($ in millions) +180 Bpts

Off-Road Vehicle Division $264.5M -19% $215.5M Full Year 2009 Sales Guidance: -17% to - 25% (unchanged) New Sportsman XP & Ranger continues to sell well Sportsman 850 XP EFI named "2009 ATV of the Year" in U.S. & Europe Gained ORV share in Q1 2009 North American ORV Industry retail declined in Q1 - ATVs down 30 percent range Side-by-sides down low double digits (estimate) International ORV sales down significantly Polaris Revenue ($000's)

Snowmobile Division $9.4M -13% $8.2M Polaris Revenue ($000's) -12% N.A. Snowmobile Industry Sales Full Year 2009 Sales Guidance: -10% to - 20% (unchanged) #2 in N.A. market share for season ending March 31, 2009 New RUSH(tm) model well received - Industry's only progressive rate rear suspension - Patented technology Dealer inventory and retail sell-through acceptable at season-end Early dealer orders for MY 2010 in line with expectations For season ended March 31 Polaris 600 RUSH(tm)

Victory Division $27.3M Polaris Revenue ($000's) N.A. Motorcycle Industry 1400cc+ -49% $13.8M Full Year 2009 Sales Guidance: -25% to -40% (unchanged) Expect N.A. Industry >1400cc to be down 15% to 25% for Calendar 2009 Dealer inventory down 24% at Q1 2009 Aggressive supply reduction to improve dealer business model Industry leader in ownership satisfaction Introduced industry's first 5-Year Warranty New marketing strategy focused on retail acceleration with early priority on non- currents Down low double digits percent

PG&A Division $87.4M -15% $74.5M Polaris Revenue ($000's) Full Year 2009 Sales Guidance: -9% to -13% (unchanged) Revenue impacted by decline in wholegood sales Highest gross margin business - expect gross margin percentage expansion in 2009 Expect to outperform WG sales in '09 Q1 2009 PG&A Revenue by Business Unit

Europe ME/Africa Latin America Asia Aus/NZ East 41 4 3.1 0.5 5 International Division ORV Victory Snow PGA East 33.1 2.4 6.5 11.4 Polaris Revenue ($000's) Q1 2009 Revenue by Geography Q1 2009 Revenue by Business Unit Full Year 2009 Sales Guidance: -10% to -20% (unchanged) Gaining share in ORV in the EMEA regions EMEA ORV markets down low 20% range in Q1 2009 New structure focused on global expansion - added resources in Asia and EMEA Victory global expansion on track - Australia, Germany $73.9M -28% $53.4M

Adjacencies Military Solid quarter New customer penetration continues New customer quote activity and order backlog up significantly Global expansion / after sale support Bobcat Strategic Alliance #1 ORV manufacturer / #1 Compact construction manufacturer Technology sharing Co-development and supply of highly differentiated work vehicles New vehicles available second half of 2010 Expecting to announce at least one additional adjacency in 2009 +42% +50% to 100% Full Year Guidance

Financial Services Income FY 2009 Guidance: down about 50% of 2008 (unchanged) Q1 2009 Wholesale credit income similar to Q1 2008 Retail credit income down significantly again in Q1 2009 - as expected Sheffield quickly adding volume since February 2009 Q1 2008 Q1 2009 Retail Financing 3.3 0.3 Wholesale Credit 3.8 3.7 Other Activities 0.4 0.4 Q4 2008 Q4 2008 Q1 2009 Q1 2009 Sales 0.51 0 0.45 0.31 0.31 Financial Services Income by Category Retail Portfolio HSBC, GE and Sheffield Combined Penetration Rate Approval Rate 51% 31% $7.5 $4.4 $ in millions 45% 31% -41%

Gross Profit Margin Percentage Trends Flexible variable cost structure and timely execution drives gross margin expansion

Balance Sheet and Liquidity Profile $ In millions (except per share data) Q1 2009 +/- Q1 2008 Full Year / Year End 2009 Guidance Total Debt - ending $244.0 -$16.0 Similar to 2008 Net Debt - ending (debt less cash balances) $226.1 -$16.3 Improved from 2008 Credit Facility (expires December 2011) $450.0 - $450 Average debt outstanding $290.7 +$36.4 Similar to 2008 Maximum debt outstanding $345.0 +$38.0 Similar to 2008 Debt Interest Rate - ending 0.94% -2.23% Lower average rate than 2008 Capital Expenditures $13.7 -$6.1 $50 to $60 (unchanged) Depreciation and amortization $15.1 +$1.5 $60 to $65 (unchanged) Operating cash flow -$33.1 -$1.7 Expected to decrease in line with net income Factory Inventory $245.6 -$33.7 Lower than 2008 Stock buyback $0.3 -$48.3 Minimal repurchases anticipated in 2009 Dividend $0.39 per share +$0.01 per share $1.56 per share (+3%)

2009 Full Year Guidance Product Line Sales Off-Road Vehicles Down 17% to 25% Snowmobiles Down 10% to 20% Victory Motorcycles Down 25% to 40% PG&A Down 9% to 13% Total Company Sales Down 15% to 23% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars but up as a percent of sales Income Taxes In the range of 34.0% to 34.5% of pretax income EPS, Diluted $2.50 - $3.00 (-29% to -14%) Guidance Unchanged for Full Year 2009

Second Quarter 2009 Guidance Weak Industry retail sales expected to continue in Q2 2009 Cuts made for end of model year 2009 production for ORV and Victory Commodity cost and expense reduction will help offset weak demand Total Company Sales (in millions) Diluted EPS 2008 2009 Sales 455.7 300 50 $455.7 Down 25% to 30% Q2 Actual Q2 Guidance 2008 2009 Sales 0.72 0.38 0.12 $0.72 $0.40 to $0.50 Down 44% to 31% Q2 Actual Q2 Guidance

Polaris Industries Inc. Thank you. Q & A